DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Focus Global Growth Fund (the “Fund”)

Supplement to the Fund’s Class A, Class C, and Class R
Statutory Prospectus dated March 30, 2010

Effective December 29, 2010, the Fund will be available to residents of all states, the District of Columbia and Puerto Rico.  Additionally, Class C and Class R shares will be available for purchase effective December 29, 2010.

The following replaces the information related to the Fund in the sections entitled, “What are the Fund’s fees and expenses?” and “Example” on pages 1-2.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds.  More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)

Class	A	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%1	none
Exchange fees2	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	R
Management fees	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.30%	1.00%	0.60%
Other expenses	1.39%	1.39%	1.39%
Total annual fund operating expenses	2.54%	3.24%	2.84%
Fee waivers and expense reimbursements3	(0.99%)	(0.94%)	(1.04%)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.55%	2.30%	1.80%

1	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).

2	Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

3
The Fund's investment manager, Delaware Management Company (Manager), has contracted to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses from December 29, 2010 through March 29, 2012 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding 1.30% of the Fund's average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund's Board of Trustees (Board) and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund. The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees for Class A and Class R shares from December 29, 2010 through March 29, 2012 to no more than 0.25% and 0.50%, respectively, of average daily net assets. These waivers and reimbursements may only be terminated by agreement of the Manager and the Distributor, as applicable, and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's and Distributor's contractual fee waivers and expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	(if redeemed) C	R
1 year	$724	$233	$333	$183
3 years	$1,231	$910	$910	$782
5 years	$1,764	$1,612	$1,612	$1,407
10 years	$3,215	$3,476	$3,476	$3,092

The following information replaces the first paragraph in the section entitled “How has Delaware Focus Global Growth Fund performed?” on page 4.

The bar chart and table below can help you evaluate the risks of investing in the Fund.  The bar chart shows how the annual returns for the Fund’s Class A shares have varied over the past calendar year.  The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index.  Currently, performance information is not provided for the Fund’s Class C and Class R shares because these classes did not commence operations until December 29, 2010.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods.  The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our web site at www.delawareinvestments.com/performance.

The following information replaces the second paragraph in the section entitled “How has Delaware Focus Global Growth Fund performed?” on page 4.

As of September 30, 2010, the Fund's Class A shares had a calendar year-to-date return of 13.11%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 21.59% for the quarter ended June 30, 2009 and its lowest quarterly return was -0.46% for the quarter ended March 31, 2009. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous sentence or in the bar chart. If this sales charge were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

The following information is removed from the section entitled, “Who manages the Funds – Investment manager” on page 16.

Voluntary waivers. The Manager is voluntarily waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.20% of the Fund's average daily net assets from March 30, 2010 until such time as the voluntary expense cap is discontinued. After giving effect to the Manager's voluntary waivers, the total net annual fund operating expenses for the Fund's Institutional Class shares are 1.20%. The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

The following replaces the fourth bullet in the section entitled, “About your account – Choosing a share class – Class A” on page 20.

•
Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently limited to 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class C and Class R shares. See "Dealer compensation" below for further information.

The following replaces the fourth bullet in the section entitled, “About your account – Choosing a share class – Class C” on page 21.

•
Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

The following replaces the second bullet in the section entitled, “About your account – Choosing a share class – Class R” on page 22.

•	Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently limited to 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class C shares.

The following replaces the information listed in the footnotes on pages 23 - 24.

1 On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares. However, the Distributor has contracted to limit this amount to 0.25% from December 29, 2010 through March 29, 2012.

2 On sales of Class C shares, the Distributor may pay your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% 12b-1 service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the up-front commission of 1.00%, but may receive the 12b-1 fee for Class C shares from the date of purchase.

3 On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase. However, the Distributor has contracted to limit this amount to 0.50% from December 29, 2010 through March 29, 2012.

The following replaces the information on the front cover in the Fund symbols section.

	CUSIP	Nasdaq
Delaware Focus Global Growth Fund
Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . .	246118541	DGGAX
Class C. . . . . . . . . . . . . . . . . . . . . . . . . . . .	246118533	DGGCX
Class R. . . . . . . . . . . . . . . . . . . . . . . . . . . .	246118525	DGGRX

Please keep this Supplement for future reference.

This Supplement is dated December 29, 2010.